SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: FEBRUARY 28, 2005
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                     1-16725                   42-1520346
(State or other jurisdiction    (Commission file number)    (I.R.S. Employer
   of incorporation)                                     Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                               ------------------

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2005, the Human Resources Committee (the "Committee") of the Board of Directors of Principal Financial Group, Inc. (the "Company") approved the annual base salaries (effective as of March 5, 2005) of the Company's executive officers after a review of comparative compensation information, individual performance, internal equity and other factors as the Committee determined important. The following table sets forth the annual base salary levels of the Company's Named Executive Officers (which officers were determined by reference to the Company's proxy statement dated April 1, 2004) for 2005, compared to the actual salary paid in 2004:



                    NAME AND POSITION                         YEAR                        BASE SALARY
---------------------------------------------------------- ----------- --------------------------------------------------
J. Barry Griswell, Chairman, President and Chief              2005                      $  1,000,000
Executive Officer                                             2004                         1,038,462
---------------------------------------------------------- ----------- --------------------------------------------------
John E. Aschenbrenner, President, Insurance and               2005                           530,000
Financial Services                                            2004                           521,077
---------------------------------------------------------- ----------- --------------------------------------------------
Michael H. Gersie, Executive Vice President, Global           2005                           445,000
Asset Management                                              2004                           441,231
---------------------------------------------------------- ----------- --------------------------------------------------
James P. McCaughan, President, Global Asset Management        2005                           510,000
                                                              2004                           519,231
---------------------------------------------------------- ----------- --------------------------------------------------
Larry D. Zimpleman, President, Retirement and Investor        2005                           530,000
Services                                                      2004                           507,231
---------------------------------------------------------- ----------- --------------------------------------------------

Also on February 28, 2005, the Committee authorized the payment of annual incentive awards to each of the Company's Named Executive Officers in respect of the year ended December 31, 2004. The annual incentive awards were made pursuant to the Company's broad-based annual incentive plan (the "PrinPay Plan"). In February 2004, the Committee approved the following components upon which to base awards for senior officers under the PrinPay Plan for 2004: (1) Company performance and individual performance in the case of the Chief Executive Officer and senior officers with service unit responsibilities, and (2) Company performance, business unit performance and individual performance in the case of senior officers with business unit responsibilities.

In February 2004, the Committee decided a single metric relating to achievement of a stated level of operating earnings for the total organization would determine how the Company performed for purposes of the PrinPay Plan for 2004. The Committee established a level of operating earnings achievement as target performance for the Company component under the plan. "Operating earnings" is a non-GAAP financial measure used as the key financial measure in the Company's industry. It is believed to best illustrate the performance of a Company's normal, ongoing operations, which is important in understanding and evaluating financial condition and results of operations on a basis comparable to that used by securities analysts.

In approving the PrinPay awards for 2004, the Committee determined that the result obtained for Company performance should be set at 120% of the target. This determination of Company performance affected all participants. The extent to which the Company performance result affected any particular participant depended on the relative weight of the Company performance component to any other business unit components applicable to the participant. After the Committee assessed the Company's and applicable business unit performance for the year and took into account the limitations stated in the plan (including, without limitation, the attainment of certain minimum threshold performance objectives), a final award was approved for each senior officer. The final award approved for each senior officer took into account the Committee's assessment of his or her performance based on the officer's level of achievement of the individual goals the Committee established for that officer at the beginning of the year. The individual goals for the Named Executive Officers related to achievement of targeted levels of Company and applicable business unit performance with respect to operating earnings, as well as other performance measures and corresponding targets for business unit and individual performance the Committee determined were important in furthering achievement of the objectives and initiatives of the organization. For 2004, the Committee approved for eligible senior officers, including the Named Executive Officers, target awards at ranges of 50% to 250% of base salary for achieving performance at target and maximum awards of 100% to 500% of base salary for achieving performance above target. Attainment of individual performance targets varied among Named Executive Officers.

The following table sets forth cash payments to the Named Executive Officers in respect of their annual incentive awards under the PrinPay Plan for 2004 and 2003:


                           NAME                                 YEAR                 ANNUAL INCENTIVE AWARD
------------------------------------------------------------ ----------- ------------------------------------------------
Mr. Griswell                                                    2004                  $    1,800,000
                                                                2003                       1,318,125
------------------------------------------------------------ ----------- ------------------------------------------------
Mr. Aschenbrenner                                               2004                         624,511
                                                                2003                         359,510
------------------------------------------------------------ ----------- ------------------------------------------------
Mr. Gersie                                                      2004                         397,108
                                                                2003                         323,481
------------------------------------------------------------ ----------- ------------------------------------------------
Mr. McCaughan                                                   2004                       1,661,539
                                                                2003                       1,412,500
------------------------------------------------------------ ----------- ------------------------------------------------
Mr. Zimpleman                                                   2004                         530,310
                                                                2003                         367,015
------------------------------------------------------------ ----------- ------------------------------------------------

In addition to approving the annual incentive awards for the Named Executive Officers for 2004, the Committee on February 28, 2005 made decisions for the performance period of January 1, 2005 to December 31, 2005 with respect to the Principal Financial Group, Inc. Annual Incentive Plan (the "Annual Incentive Plan") approved by shareholders in May 2004, to be effective January 1, 2005. On February 28, 2005, the Committee affirmed the incentive pool for the performance period as defined in the Plan and determined that the participants in the plan will include the Chief Executive Officer and each other "covered employee" within the meaning of 162(m)(3) of the Internal Revenue Code. The Committee also determined that the maximum award for the performance period for the Chief Executive Officer will be 40% of the incentive pool, the maximum award for the second highest "covered employee" will be 20% of the incentive pool, and the maximum award for each of the other participants will be 13.3% of the incentive pool. The Committee intends to administer the Annual Incentive Plan through the use of negative discretion and subject to the achievement of the applicable performance criteria (without regard to any adjustment that may increase the amounts payable), so that the actual annual awards payable to any such officer do not exceed the amount that would have been payable based on the same performance measures, components and weightings as those that would have been applicable to such senior officers under the PrinPay Plan. For 2005, the Committee decided that the Company's achievement against a stated level of operating earnings would be the sole determiner of Company performance under the PrinPay Plan.

Beginning in 2004, the Committee determined that the long-term incentive plan for senior officers would consist of stock-based compensation awards under the Company's Stock Incentive Plan. Prior to 2004, the Company also made awards under a long-term plan that existed before the Company became publicly-held in 2001, the "Long-Term Performance Plan." The Company's Long-Term Performance Plan affords eligible executives, including the Named Executive Officers, the opportunity to share in the success of the Company if the Company achieves specified performance objectives over periods of three calendar years. The last three-year cycle under the Long-Term Performance Plan ends on December 31, 2005. On February 28, 2005, the Committee authorized payments to the Company's executive officers and other senior officers under the Long-Term Performance Plan for the three-year performance period ended on December 31, 2004, and awarded stock options and restricted stock units, as described below, under the Company's Stock Incentive Plan.

For the 2002 - 2004 performance period under the Long-Term Performance Plan, the Committee used two metrics: cumulative operating earnings for the three-year period, and return on average equity for the third year of the performance period. The target set for operating earnings performance was the sum of the individual years' targets for operating earnings. The target set for year-three return on average equity was based on goals agreed to by the Board and management for long-term growth and creation of long-term shareholder value.

In approving awards for the three-year performance period ended December 31, 2004, the Committee determined that the Company achieved its financial performance goals by achieving 70.59% of target levels of operating earnings and the year-three average return on equity. This determination of financial performance affected all participants.

The following table sets forth the long term incentive payouts to be made to the Company's Named Executive Officers in respect of the 2002 - 2004 performance period (which are payable in March 2005), as well as the long-term incentive payouts made to the Named Executive Officers in respect of the 2001 - 2003 performance period (which were paid in March 2004):


                           NAME                              PERFORMANCE PERIOD         LONG-TERM INCENTIVE PAYOUT
----------------------------------------------------------- --------------------- ---------------------------------------

Mr. Griswell                                                     2002-2004                     $   499,104
                                                                 2001-2003                         996,531
----------------------------------------------------------- --------------------- ---------------------------------------
Mr. Aschenbrenner                                                2002-2004                         197,627
                                                                 2001-2003                         336,117
---------------------------------------------------------- --------------------- ----------------------------------------
Mr. Gersie                                                       2002-2004                         179,668
                                                                 2001-2003                         318,886
----------------------------------------------------------- --------------------- ---------------------------------------
Mr. McCaughan                                                    2002-2004                         249,552
                                                                 2001-2003                     Not Eligible
----------------------------------------------------------- --------------------- ---------------------------------------
Mr. Zimpleman                                                    2002-2004                         179,668
                                                                 2001-2003                         219,020
----------------------------------------------------------- --------------------- ---------------------------------------


     (1) The amounts shown in this table are awards under the Long-Term Performance Plan. For the three-year period 2001-2003, 100% of the long-term performance award opportunity for the Named Executive Officers was provided under the Long-Term Performance Plan. For the three-year period 2002-2004, 20% to 25% of the long-term performance award opportunity for the Named Executive Officers was provided under the Long-Term Performance Plan and 75% to 80% of the long-term performance award opportunity was provided under the Stock Incentive Plan, as described above.

Also on February 28, 2005, the Committee approved grants of non-qualified stock options and restricted stock units to each of the Named Executive Officers pursuant to the Stock Incentive Plan. The Committee determines the level of options and restricted stock units it could grant Named Executive Officers under the plan by considering the percentage of total compensation that competitors award in the form of options and other forms of equity compensation for comparable positions, and other factors the Committee deems important. Utilizing this information, the Committee sets target award opportunities for equity compensation, expressed as a percentage of base salary. Actual grants may vary from these targets based on a variety of factors such as individual performance and the importance of retaining the senior officer ("Adjusted Target Award
Opportunity"). The Committee administers the plan so that actual grants typically do not exceed the sum of all grants if all grants were made at target. The Committee calculates the actual number of options it will award to a senior officer by dividing the present value of one option, utilizing the Black-Scholes model (but adjusting for the possibility of forfeitures of options), into the portion of the Adjusted Target Award Opportunity to be granted in options. The Committee calculates the actual number of restricted stock units it will award a senior officer by dividing the 20-day average stock price immediately preceding the grant date into the portion of the Adjusted Target Award Opportunity to be granted in restricted stock units. The following table sets forth information regarding grants of stock options and restricted stock unit awards to the Named Executive Officers made on February 28, 2005 and February 24, 2004.


                                                                                                          NUMBER OF
                                                             NUMBER OF STOCK       EXERCISE PRICE     RESTRICTED STOCK
                 NAME                         YEAR           OPTIONS (1)(2)         PER SHARE(3)            UNITS(4)
---------------------------------------- ---------------- ---------------------- ------------------- --------------------
Mr. Griswell                                  2005               408,235            $    39.02             37,519
                                              2004               339,435                 36.30             41,736
---------------------------------------- ---------------- ---------------------- ------------------- --------------------
Mr. Aschenbrenner                             2005              108,185                  39.02              9,942
                                              2004               79,345                  36.30              9,756
---------------------------------------- ---------------- ---------------------- ------------------- --------------------
Mr. Gersie                                    2005               68,125                  39.02              6,261
                                              2004               50,850                  36.30              6,252
---------------------------------------- ---------------- ---------------------- ------------------- --------------------
Mr. McCaughan                                 2005               91,955                  39.02               8,451
                                              2004               74,960                  36.30               9,217
---------------------------------------- ---------------- ---------------------- ------------------- --------------------
Mr. Zimpleman                                 2005              108,185                  39.02              9,942
                                              2004               77,790                  36.30              9,565
---------------------------------------- ---------------- ---------------------- ------------------- --------------------

(1) Options vest in three equal annual installments beginning on first anniversary of date of grant, subject to continuous employment.

(2) Options granted to the Named Executive Officers under the Stock Incentive Plan are exercisable for ten years after the date of grant, generally subject to the optionee's continued service with the Company and its subsidiaries. Unvested options terminate upon termination of service, except in the event of such participant's death, disability or approved retirement. In the event of a participant's death, disability or approved retirement, options granted to the participant become immediately exercisable by the participant, or participant's beneficiary, if applicable, and may be exercised at any time prior to the earlier of the expiration of the remaining term of the option or three years from the date of death or termination of employment, as applicable. The Board amended the Stock Incentive Plan effective January 1, 2004 and January 1, 2005 to provide that for all future grants, options may be exercised for up to five and ten years, respectively, from approved retirement or until the options expire, whichever is shorter. The vesting of restricted stock units and options and the exercisability of the options may also accelerate upon the occurrence of a change of control, unless the options are honored or assumed on terms intended to preserve the value of the option for the optionee (including acceleration of vesting upon an involuntary termination following a change of control).

(3) The per-share option exercise price equals the closing price of the Common Stock on the date of grant.

(4)  Restricted stock units vest on the third anniversary of the grant date.


The Company intends to provide additional information regarding the compensation awarded to the Named Executive Officers with respect to and during the year ended December 31, 2004, in the proxy statement for the Company's 2005 annual meeting of shareholders, which is expected to be filed with the Securities and Exchange Commission in March, 2005.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

10.1.1   Form of Restricted Stock Unit Award Agreement
10.1.2   Form of Stock Option Award Agreement



                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:       /S/ JOYCE N. HOFFMAN
                                             ----------------------------------
                                    Name:     Joyce N. Hoffman
                                    Title:    Senior Vice President and
                                              Corporate Secretary

Date:    March 4, 2005

                                                                  EXHIBIT 10.1.1

                         PRINCIPAL FINANCIAL GROUP, INC.
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

         This Agreement, dated as of DATE, is between Principal Financial Group, Inc. (the "Company") and you, <<First_Name_Middle>> <<Last_Name>>, (the "Employee") a Participant under the Company's Stock Incentive Plan (the "Plan"). Capitalized terms that are used but not defined in this Agreement have the meanings given to them in the Plan.

1. AWARD. Subject to the all terms and conditions of the Plan and this Agreement, the Company hereby grants to you the number of Restricted Stock Units listed below your name on SCHEDULE A attached to and incorporated as a part of this Agreement. The Restricted Stock Units comprising this award will be recorded in an unfunded Restricted Stock Unit account in your name maintained by the Company or other designated administrator retained by the Company (the "Administrator"). You will have no rights as a stockholder of the Company by virtue of any Restricted Stock Unit awarded to you unless and until such Restricted Stock Unit vests and a share of Common Stock is issued to you. Each Restricted Stock Unit will remain subject to forfeiture unless and until such Unit has vested in accordance with the Plan and this Agreement, and will remain restricted as to transferability until such Unit is settled.

2. VESTING OF RESTRICTED STOCK UNITS. The Restricted Stock Units subject to this award will vest in the amounts and on the vesting dates specified in SCHEDULE A, so long as you have been continuously employed by the Company from the date of this Agreement until the applicable vesting date. When Restricted Stock Units vest, the risk of forfeiture of those Restricted Stock Units expires. Settlement of Restricted Stock Units that have vested will be in shares of Common Stock and will occur as provided in Section 7.

3. NO GUARANTEE OF EMPLOYMENT. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate the Employee's employment at any time, or confer upon the Employee any right to continue in the employ of the Company or a Subsidiary.

4.   TERMINATION OF EMPLOYMENT.

(a) DEATH, DISABILITY OR APPROVED RETIREMENT. In the event that the Employee's employment with the Company or a Subsidiary terminates by reason of Approved Retirement, any shares related to Restricted Stock Units held by such Participant shall become non-forfeitable at the time the restrictions would have naturally lapsed. In the event the Employee's employment or service terminates by reason of Disability or death, any shares related to Restricted Stock Units held by the Employee shall become non-forfeitable on the date of termination.

(b) OTHER TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee at or after the time of grant, in the event that the Employee's employment with the Company or Subsidiary terminates for any reason other than one described above, any Restricted Stock Units awarded to the Employee as to which the Period of Restriction has not lapsed shall be forfeited.

5. NON-SOLICITATION. For a period of 24 months after the termination of the Employee's employment, Employee shall not, directly or indirectly:

     (a) encourage any employee or agent of the Company or a Subsidiary to terminate his or her relationship with the Company;

     (b) employ, engage as a consultant or adviser, or solicit the employment or engagement as a consultant or adviser, any employee or agent of the Company or a Subsidiary (other than by the Company or a Subsidiary), or cause or encourage any Person to do any of the foregoing;

     (c) establish (or take preliminary steps to establish) a business with, or encourage others to establish (or take preliminary steps to establish) a business with, any employee or agent of the Company or a Subsidiary; or

     (d) interfere with the relationship of the Company or a Subsidiary with, or endeavor to entice away from the Company, any Person who or which at any time during the period commencing one year prior to the termination of the Employee's employment was or is a material customer or material supplier of, or maintained a material business relationship with, the Company or a Subsidiary.

6.   DIVIDEND EQUIVALENTS.

     (a) During the period that a Restricted Stock Unit is outstanding, it will accrue dividend equivalents, which are amounts equal to cash dividends paid on a share of Common Stock, as and when such cash dividends are paid to holders of the Common Stock.

     (b) Such dividend equivalents shall be deemed to be reinvested in additional Restricted Stock Units on the date of payment of the corresponding cash dividend, and each additional Restricted Stock Unit so acquired will be credited to your Restricted Stock Unit account and have the same vesting date and be subject to the same risk of forfeiture as the underlying Restricted Stock Units on which the dividend equivalents were deemed paid. Additional Restricted Stock Units acquired as a result of the deemed reinvestment of dividend equivalents accrued after the underlying Restricted Stock Units are vested but before they are settled will vest immediately upon the applicable dividend payment date. The number of Restricted Stock Units credited to your account on a dividend payment date shall be calculated as the product of (i) the number of outstanding Restricted Stock Units in your account immediately prior to the payment of the dividend equivalent (including Restricted Stock Units previously credited to your account as a result of the deemed reinvestment of dividend equivalents) multiplied by (ii) the cash dividend amount per share of Common Stock, divided by the Fair Market Value of a share of Common Stock on the date the cash dividend is paid.

7.   SETTLEMENT OF RESTRICTED STOCK UNITS.

     (a) The timing of the settlement of Restricted Stock Units shall be as follows:

          (1) Settlement of all vested Restricted Stock Units as to which you have not made an election pursuant to Section 8 will occur as of the date on which the restrictions lapse.

          (2) Settlement of vested Restricted Stock Units as to which you have made a valid election pursuant to Section 8 will occur at the time specified in the written election you have submitted to the Company. If, however, your employment is terminated before the specified settlement date, settlement of your Restricted Stock Units granted hereunder will occur as of the date of your termination.

     (b) At the time of settlement of vested Restricted Stock Units, and subject to any withholding obligation under Section 10, you are entitled to receive payment in the form of shares of Common Stock in an amount (rounded to the nearest whole share) equal to the number of vested Restricted Stock Units (including those deemed to have been acquired by the reinvestment of dividend equivalents) that are subject to settlement on the date in question. The shares will be credited to a share account in your name established with the Administrator as soon as administratively practical.

8. ELECTION TO DEFER SETTLEMENT DATE. If the IRS determines that the value of the stock or the cash delivered in the future in connection with the Restricted Stock Units is subject to the disallowance rule of section 162(m)(1), your Restricted Stock Units will automatically be deferred until your termination of employment. If the IRS determines this amount is not subject to the disallowance rule of section 162(m)(1) of the Code, you may elect to defer settlement of your Restricted Stock Units granted hereunder, as set forth in this Section 8, to a specified future date that is different from the settlement date specified in section 7(a)(1) of this Agreement, subject to the following terms and conditions:

     (a) The election must be effected by signing and delivering to the Company a written election in the form prescribed by the Committee.

     (b) The election must cover all of the Restricted Stock Units granted hereunder (including the additional Restricted Stock Units credited to your account as a result of the deemed reinvestment of dividends thereon).

     (c ) The settlement date specified by such election must be at least twelve months after the date of such election and must be on or after the latest vesting date for Restricted Stock Units granted hereunder.
          (d) The election must be delivered to the Company by March 15, 2005.

9.   CHANGE OF CONTROL.

     (a)  ACCELERATED  VESTING  AND  PAYMENT.  Except as  otherwise  provided in
          Section 9(b), in the event of a Change of Control, 100% of the Restricted Stock Units shall become vested and payable.

     (b) ALTERNATIVE AWARD. Notwithstanding Section 9(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any portion of the Restricted Stock Units if the Committee reasonably determines in good faith, prior to the occurrence of a Change of Control, that such portion of the Restricted Stock Units shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted Restricted Stock Units being hereinafter referred to as an "Alternative Award") by the Employee's employer (or an affiliate thereof) immediately after the Change of Control, provided that any such Alternative Award must:

          (1) be based on stock which is traded on an established securities market;

          (2) provide the Employee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such portion of the Restricted Stock Units, including, but not limited to, an identical or better exercise and vesting schedule, and identical or better timing and methods of payments;

          (3) have substantially equivalent economic value to such portion of the Restricted Stock Units (determined at the time of the Change of Control); and

          (4) provide that, in the event that such Employee's employment is involuntary terminated or constructively terminated, any conditions on such Employee's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

     For this purpose, a constructive termination shall mean a termination of employment by the Employee within 120 days following a material reduction in the Employee's base salary or an Employee's incentive compensation opportunity, a material reduction in the Employee's responsibilities, or relocation of the Employee's principal place of employment is a location 35 miles away from Employee's prior place of employment.

10. TAX WITHHOLDING. Unless and until you have made arrangements satisfactory to the Company to pay any withholding taxes due as a result of the issuance of shares of Common Stock on any settlement date, the Company may withhold from the total number of shares of Common Stock you are to receive on a settlement date a number of shares that has a total value equal to the amount necessary to satisfy any such withholding tax obligations. If you are not an officer subject to Section 16 of the Securities and Exchange Act of 1934 as amended and/or Rule 144 promulgated under the Securities Act of 1933 as amended, you may elect to have the amount of taxes due withheld from other cash compensation payable to you. If you are an officer subject to Section 16 of the Securities and Exchange Act of 1934 as amended and/or Rule 144 promulgated under the Securities Act of 1933 as amended, you may elect to pay a portion or all of the amount of any required withholding taxes in cash.

11.  TRANSFERABILITY.  The Restricted  Stock Units granted  hereunder may not be sold, transferred, pledged, assigned or other wise alienated or hypothecated, other than in accordance with Section 8.3 of the Plan, by will or by the laws of descent and distribution. Neither the Plan nor this Agreement restrict the transfer of shares of Common Stock credited to your share account with the Administrator upon the settlement of Restricted Stock Units granted hereunder. Shares credited to your share account upon settlement may be withdrawn from that account at any time by contacting the Administrator.

12.  MISCELLANEOUS.

     (a) The Restricted Stock Units granted hereunder are subject to all the terms and conditions of the Plan and this Agreement. If any provision of this Agreement is inconsistent with the Plan in any respect, the Plan shall govern in all circumstances and such inconsistent provision shall be construed so as to be consistent in all respects with the Plan.

     (b) Any amendment to the Plan will also be deemed an amendment to the Agreement to the extent such amendment is applicable to this Agreement. However, no such amendment may adversely affect your rights with respect to Restricted Stock Units granted hereunder without your consent.

     (c) If it is necessary to prevent an increase or decrease in the rights you have been granted under this Agreement as a result of a transaction or transactions of the type referenced in Section 4.3 of the Plan, the Committee will make appropriate adjustments in the number or kind of securities issuable to you upon the subsequent vesting and settlement of Restricted Stock Units granted hereunder.

This Agreement has been executed by the parties as of the date first written above.


                                    Principal Financial Group, Inc.



                                    By:
                                       ---------------------------------------
                                    Name:   Jim DeVries
                                    Title:  Vice President - Human Resources


                                    -------------------------------------------
                                    Date


                                    --------------------------------------------
                                    <<First_Name_Middle>> <<Last_Name>>


                                    --------------------------------------------
                                    Date

                                   SCHEDULE A
                                       TO
                         PRINCIPAL FINANCIAL GROUP, INC.
                         RESTRICTED STOCK UNIT AGREEMENT
                                   DATED DATE


Name of Employee/Participant:  <<First_Name_Middle>> <<Last_NamE>>

Number of Restricted Stock Units Granted:  <<Number_of_RSUs_to_Grant>>

Date of Grant:  DATE

Vesting Dates:                                       Number of Units Vesting:

         DATE                       <<Number_of_RSUs_to_Grant>>

                                                                  EXHIBIT 10.1.2

                      STOCK INCENTIVE PLAN AWARD AGREEMENT

FOR:     EMPLOYEE NAME (the "Employee")

         STOCK OPTION AGREEMENT ("Agreement"), evidencing the grant of the stock option described below under the Principal Financial Group, Inc. Stock Incentive Plan (the "Plan") by Principal Financial Group, Inc., a Delaware corporation (the "Company") to the employee whose name appears above, (the "Employee"). Capitalized terms not defined in this Agreement shall have the meanings given to such terms in the Plan.

TYPE OF GRANT:    Nonqualified Stock Options

NUMBER OF OPTIONS GRANTED UNDER THIS PLAN:  #,####

GRANT DATE:                GRANT DATE

EXERCISE PRICE:   $##.##

VESTING SCHEDULE: NUMBER OF SHARES          VESTING DATE

                                    #,###                     Vesting Date(s)

                                    #,###                     Vesting Date(s)

                                    #,###                     Vesting Date(s)

EXPIRATION DATE:  Expiration Date

1. CONFIRMATION OF GRANT; OPTION EXERCISE PRICE. The Company hereby evidences and confirms its grant to the Employee, effective on the date hereof (the "Grant Date") and subject to and upon the terms and conditions set forth in this Agreement, of an option (the "Option") to purchase the number of shares of the Company's common stock (the "Common Stock"), set forth above (the "Shares") at an option exercise price set forth above (the "Exercise Price"). The Option is not intended to be an incentive stock option under Internal Revenue Code of 1986, as amended. This Agreement is subordinate to, and the terms and conditions of the Option granted hereunder are subject to, the terms and conditions of the Plan.

2. EXERCISE OF OPTION. Options shall vest and become exercisable as described above, subject in each case to the Employee's continued employment with the Company or a Subsidiary until such vesting date, and provided that 100% of such Option shall be exercisable to the extent provided in Sections 5(a) and 6(a) of this Agreement. Shares eligible for purchase may thereafter be purchased, subject to the provisions hereof, at any time and from time to time on or after the date they first become available for purchase hereunder until the date on which the Option terminates.

3.   EXPIRATION OF OPTION. Unless an earlier expiration date applies pursuant to
     Section 5, the Option shall expire on the date specified above.

4. METHOD OF EXERCISE AND PAYMENT. The Employee may exercise any portion of the Option that has become exercisable by (i) written or verbal notice to the Company's broker specifying the number of Shares the Employee wants to purchase and (ii) payment in full at the time of exercise. Payment of the exercise price may be made (i) in cash or its equivalent, (ii) by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest), (iii) through an arrangement with a broker approved by the Company whereby payment of the exercise price is accomplished with the proceeds of the sale of Common Stock or (iv) by any combination of the foregoing; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date such tender, is at least equal to such Exercise Price required to be paid for the Shares being exercised.

5. TERMINATION OF EMPLOYMENT.

     (a) DEATH, DISABILITY OR APPROVED RETIREMENT. In the event that the Employee's employment with the Company or a Subsidiary terminates due to (i) the Employee's death, or (ii) the Employee's Disability, then 100% of the Option shall be exercisable as of the date of such termination and thereafter may be exercised by the Employee or the Employee's beneficiary as designated in accordance herewith at any time prior to the earlier of (i) the third anniversary of the Employee's termination or (ii) the expiration of the term of the Option. In the event that the Employee's employment with the Company or a Subsidiary terminates due to the Employee's Approved Retirement, then 100% of the Option shall be exercisable as of the date of such termination and thereafter may be exercised by the Employee or the Employee's beneficiary as designated in accordance herewith at any time prior to the expiration of the term of the Option. Any portion of the Option described in the preceding sentences that is not exercised within the period described above shall terminate and be canceled upon the expiration of such period.

     (b) RESIGNATION OR TERMINATION FOR CAUSE. In the event of voluntarily termination of employment by the Employee or the Employee's employment with the Company or a Subsidiary is terminated for Cause, 100% of the Option (regardless of the extent to which the Option would otherwise be exercisable under Section 2 of this Agreement) shall terminate and be canceled immediately upon such termination of employment.

     (c) OTHER TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, in the event that the Employee's employment with the Company or a Subsidiary terminates for any reason other than those listed in paragraphs (a) or (b) of this Section, the portion of the Employee's Option that is exercisable as of the date of such termination shall remain exercisable for a period of 90 days or the remaining of the Option, whichever is shorter. That portion of the Employee's Option that is not exercisable at the date of the Employee's termination of employment shall terminate and be canceled immediately, as will any exercisable portion of the Option that is not exercised within the period described above.

     (d) NO GUARANTEE OF EMPLOYMENT. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate the Employee's employment at any time, or confer upon the Employee any right to continue in the employ of the Company or a Subsidiary.

6.   CHANGE OF CONTROL.

     (a) ACCELERATED EXERCISABILITY AND PAYMENT. Except as otherwise provided in paragraph 6(b), in the event of a Change of Control, 100% of the Option shall become exercisable (whether or not then exercisable) and may, if the Committee so determines, be canceled in exchange for a payment in cash of an amount equal to the product of (x) the excess, if any, of the Change of Control Price over the Exercise Price multiplied by (y) the number of shares then covered by the Option.

     (b) ALTERNATIVE AWARD. Notwithstanding Section 6(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any portion of the Option if the Committee reasonably determines in good faith, prior to the occurrence of a Change of Control, that such portion of the Option shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted Option being hereinafter referred to as an "Alternative Award") by the Employee's employer (or an affiliate thereof) immediately after the Change of Control, provided that any such Alternative Award must:

          (1) be based on stock which is traded on an established securities market;

          (2) provide the Employee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such portion of the Option, including, but not limited to, an identical or better exercise and vesting schedule, and identical or better timing and methods of payment;

          (3) have substantially equivalent economic value to such portion of the Option (determined at the time of the Change of Control); and

          (4) provide that, in the event that such Employee's employment is involuntary terminated or constructively terminated, any conditions on such Employee's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

     For this purpose, a constructive termination shall mean a termination of employment by the Employee within 120 days following a material reduction in the Employee's base salary or an Employee's incentive compensation opportunity, a material reduction in the Employee's responsibilities, or relocation of the Employee's principal place of employment is a location 35 miles away or more from Employee's prior place of employment.

7. NON-SOLICITATION. For a period of 24 months after the termination of Employee's employment, Employee shall not, directly or indirectly:

     (a) encourage any employee or agent of the Company or a Subsidiary to terminate his or her relationship with the Company;

     (b) employ, engage as a consultant or adviser, or solicit the employment or engagement as a consultant or adviser, of any employee or agent of the Company or a Subsidiary (other than by the Company or a Subsidiary), or cause or encourage any Person to do any of the foregoing;

     (c) establish (or take preliminary steps to establish) a business with, or encourage others to establish (or take preliminary steps to establish) a business with, any employee or agent of the Company or a Subsidiary; or

     (d) interfere with the relationship of the Company or a Subsidiary with, or endeavor to entice away from the Company, any Person who or which at any time during the period commencing one year prior to the termination of the Employee's employment was or is a material customer or material supplier of, or maintained a material business relationship with, the Company.

8. NONTRANSFERABILITY OF AWARDS. The Option granted hereunder may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Following the Employee's death, all rights with respect to any Option that was exercisable at the time of such Employee's death and has not expired may be exercised by his designated beneficiary or by his estate in accordance with, and subject to, the terms and conditions hereof and of the Plan.

9. BENEFICIARY DESIGNATION. The Employee may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under this Agreement is to be exercised in case of the Employee's death PROVIDED THAT, if the Employee shall not have designated any beneficiary under this Plan, the Employee's beneficiary shall be deemed to be the person designated by the Employee under the group life insurance plan of the Company or a Subsidiary in which such Employee participates (unless such designated beneficiary is not a Family Member). Each designation will revoke all prior designations, shall be in a form prescribed by the Committee, and will be effective only when filed in writing with the Committee during the Employee's lifetime. In the absence of any such effective designation, benefits remaining unpaid at the Employee's death shall be paid to or exercised by the Employee's surviving spouse, if any, or otherwise to or by his estate.

10. TAX WITHHOLDING. Whenever Common Stock is to be issued or cash paid pursuant to the exercise of an Option under this Agreement, the Company shall have the power to withhold, or require the Employee to remit, an amount sufficient to satisfy Federal, state and local withholding tax requirements relating to such transaction, and the Company may defer payment of cash or the issuance of Common Stock until such requirements are satisfied. The Committee may permit the Employee to elect, subject to such conditions as the Committee may impose:

     (1) to have Shares otherwise issuable upon the exercise of an Option withheld by the Company, or

     (2)  to deliver to the Company cash equal to all or part of the  Employee's
          Federal,   state  or  local  tax   obligation   associated   with  the
          transaction.

11. ADJUSTMENT OF THE NUMBER OF OPTION SHARES. In the event of any Common Stock dividend or Common Stock split, recapitalization (including, but not limited to, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders (other than ordinary cash dividends), exchange of shares, or other similar corporate change, the aggregate number of shares of Common Stock subject to this Option and the exercise price applicable to this Option shall be appropriately adjusted by the Committee and the Committee's determination shall be conclusive; provided, however, that any fractional shares resulting from any such adjustment shall be disregarded.

12. REQUIREMENTS OF LAW. The issuance of shares of Common Stock pursuant to any Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No shares of Common Stock shall be issued upon exercise of any portion of the Option granted hereunder if such issuance or exercise would result in a violation of applicable law, including the federal securities laws and any applicable state or foreign securities laws. The Option granted hereunder shall be offered pursuant to an applicable federal securities law exemption from registration.

13. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.

14. INTERPRETATION; CONSTRUCTION. Any determination or interpretation by the Committee under or pursuant to this Agreement shall be final and conclusive on all persons affected hereby. In the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

15. AMENDMENTS. The Committee shall have the exclusive right to amend this Agreement, from time to time, provided that no such amendment shall impair the rights of the Employee under this Agreement without the Employee's consent. Upon its adoption by the Committee, any alteration or amendment of this Agreement shall become binding and conclusive on all persons affected thereby without any need for consent or other action by any such person. The Company shall give written notice to the Employee of any such amendment as promptly as practicable after the adoption thereof.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute, and the Employee has executed, this Agreement, each as of the date first written above.

By signing a copy of this Agreement and returning it to the Company, I, the Employee, acknowledge that I have read the Plan, and that I fully understand all of my rights under the Plan, as well as all of the terms and conditions which may limit my eligibility to exercise this Option Award and/or transfer Shares acquired under this Option Award. Without limiting the generality of the preceding sentence, I understand that my right to exercise this Option Award is conditioned upon my continued employment with the Company. The terms and conditions set forth in this Agreement and in the Plan will be binding upon me, my person representative or the person or persons to whom my rights under this Agreement pass by will or by the applicable laws of descent and distribution. I shall not have any rights of a shareholder with respect to the shares subject to the Option until such shares have been issued to me upon proper exercise of the Option.

I acknowledge that the covenants contained in Section 7 are reasonable in the scope of the activities restricted and the duration of the restrictions, and that such covenants are reasonably necessary to protect the Company's legitimate interests in its relationships with its employees, customers and suppliers. Employee further acknowledges such covenants are essential elements of this Agreement and that, but for such covenants, the Company would not have entered into this Agreement.

                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:     ____________________________________
                                    Name:   Jim DeVries-Sr VP Human Resources


                                    ____________________________________________
                                    Date


                                    EMPLOYEE


                                    --------------------------------------------
                                    Name:  EMPLOYEE NAME


                                    --------------------------------------------
                                    Date